BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Growth Fund (the “Fund”)

Supplement dated January 7, 2022

to the Summary Prospectus dated October 28, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Jay C. Warner is added as a portfolio manager of the portion of the assets of the Fund managed by Artisan Partners Limited Partnership (“Artisan Partners’ Allocated Portion of the Fund”). Craigh A. Cepukenas, James D. Hamel, Matthew H. Kamm, and Jason L. White continue to serve as portfolio managers of Artisan Partners’ Allocated Portion of the Fund.

Accordingly, effective immediately, the table entitled “Artisan Partners” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with Artisan Partners	Length of Service to the Fund
Craigh A. Cepukenas, CFA	Portfolio Manager and Managing Director	Since June 2020
James D. Hamel, CFA	Portfolio Manager and Managing Director	Since June 2020
Matthew H. Kamm, CFA	Lead Portfolio Manager and Managing Director	Since June 2020
Jason L. White, CFA	Portfolio Manager and Managing Director	Since June 2020
Jay C. Warner, CFA	Portfolio Manager	Since January 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE